SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: July 18, 2001
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                    1-6368                  38-1612444
           (Commission File Number) (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
              (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
---------------------

     The news release dated July 18, 2001 of Ford Motor Credit Company is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

     The news release dated July 18, 2001 of Ford Motor Company ("Ford") is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
----------------------------------------------------------------------------

                                    EXHIBITS
                                    --------

Designation         Description                          Method of Filing
-----------         -----------                          ----------------

Exhibit 99.1        News Release                        Filed with this Report
                    dated July 18, 2001
                    of Ford Motor Credit
                    Company with attachment.


Exhibit 99.2        News Release                        Filed with this Report
                    dated July 18, 2001
                    of Ford Motor Company
                    with attachment.

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                         FORD MOTOR CREDIT COMPANY
                                          -------------------------
                                          (Registrant)


Date:  July 18, 2001                     By: /s/  S. P. Thomas
                                              -----------------------
                                                  S. P. Thomas
                                                  Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------


Designation                Description
-----------                -----------

Exhibit 99.1               News Release
                           dated July 18, 2001
                           of Ford Motor Credit
                           Company with attachment.

Exhibit 99.2               News Release
                           dated July 18, 2001
                           of Ford Motor Company
                           with attachment.